Exhibit 3 to the Confirmation Order

                          AMENDED AND RESTATED BY-LAWS

                                       OF

              GREATE BAY HOTEL AND CASINO, INC. DATED AS OF ,      2000
              ----------------------------------------------------

                                    ARTICLE I

                                     OFFICES

                  Section 1-01. REGISTERED OFFICE. The registered office shall be at the place designated in the Certificate of Incorporation, subject to transfer upon notice to the Secretary of State of New Jersey.

                  Section 1-02. OTHER OFFICES. The corporation may also have offices at such other place both within and without the State of New Jersey as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                 CORPORATE SEAL

                  Section 2-01 SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, New Jersey." The seal may be used for causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                   ARTICLE III

                             SHAREHOLDERS' MEETINGS

                  Section 3-01. PLACE OF MEETINGS. All meetings of shareholders shall be held at such place within or without the State of New Jersey as may be determined from time to time by the board of directors.

                  Section 3-02. ANNUAL MEETINGS. Annual meetings of shareholders shall be held at such time and on such date as shall be fixed from time to time by the board of directors and stated in the notice of meeting for the election of directors by a plurality vote and the transaction of such other business as may properly be brought before the meeting.

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                  Section  3-03.  SPECIAL  MEETINGS.  Special  meetings  of  the shareholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, at any time by the president, the board of directors, or the holders of not less than 51 percent of all the shares entitled to vote at the meeting.

                  Section 3-04. NOTICE OF MEETINGS. Written notice of every meeting of shareholders stating the time, place and purpose or purposes of the meeting for which the meeting is called to the extent required by law, shall be delivered not less than ten nor more than sixty days before the date of the meeting, unless a greater period is required by law in a particular case, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

                  Section 3-05. QUORUM. The holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute. If, however, such quorum shall not be 'present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 3-06. VOTING; NO CUMULATIVE VOTING. If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the shareholders unless the vote of a greater number of shares of stock is required by law. Each outstanding share of stock, having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his agent.

                  In all elections for directors every shareholder, entitled to vote, shall have the right to vote, in person or by proxy, the number of shares of stock owned by him, for as many persons as there are directors to

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be elected  and for whose  election he has a right to vote.  Shareholders  shall have no right to cumulate the vote of such shares in elections for directors or otherwise.

                  Section 3-07. ACTION WITHOUT MEETING. Subject to statutory provisions, any action required to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                  Subject to the statutory provisions and upon compliance therewith any action required to be taken at a meeting of shareholders, other than the annual election of directors, may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

                                   ARTICLE IV

                                    DIRECTORS

                  Section 4-01. NUMBER AND TERM. The business and affairs of the corporation shall be managed by a board of directors. The number of directors which shall constitute the whole board of directors shall be 6, or such other number as may be specified by resolution of the board of directors from time to time. Directors need not be residents of the State of New Jersey nor shareholders of the corporation. Other than the first board of directors, directors shall be elected at the annual meeting of the shareholders or at a special meeting of shareholders, and each director elected shall serve until the succeeding annual meeting and until his successor shall have been elected and qualified.

                  Section 4-02. VACANCIES. Except as may otherwise be provided by law, the Articles of Incorporation or these Bylaws, vacancies in the board resulting from death, disqualification, resignation, removal or other cause, and newly created directorships resulting from any increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the affirmative vote of a majority of the shareholders at any annual or special meeting. A director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in

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office or until his successor shall have been elected and qualified or until his earlier death, disqualification or removal.

                  Section 4-03. COMPENSATION. The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.

                  Section 4-04. PLACE OF MEETINGS. Meetings of the board, regular or special, may be held at such place within or without the State of New Jersey as the board may from time to time determine.

                  Section 4-05. REGULAR MEETINGS. A regular meeting of the board of directors for the election of officers and such other business as may come before the meeting shall be held without notice immediately following the annual shareholders' meeting at the same place, provided a quorum shall be present, or at such other place and time as shall be determined by the board. Additional regular meetings of the board of directors may be held with or without notice, and at such time and at such place as shall from time to time be determined by the board.

                  Section 4-06. SPECIAL MEETINGS. Special meetings of the board of directors may be called at any time by the president or one director on two
(2) days notice, given personally by telephone, by mail or by telegram.

                  Section 4-07. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business.

                  Section 4-08. ACTION WITHOUT MEETING. Any action required to be taken at a meeting of the board shall be deemed the action of the board of directors if all directors consent thereto in writing and such consent is filed with the records of the corporation.

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                                    ARTICLE V

                                WAIVER OF NOTICES

                  Section 5-01. WAIVERS OF NOTICE. Any notice required by the New Jersey Business Corporation Act, the certificate of incorporation or these by-laws may be waived by a writing signed by the person or persons entitled to such notice, either before or after the time stated therein. The attendance by a shareholder or director at a meeting, in person or by proxy, as applicable, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

                                   ARTICLE VI

                                    OFFICERS

                  Section 6-01. OFFICERS. The officers of the corporation shall be chosen by the board of directors and shall be a chairman, a president, an executive vice-president, a secretary and a treasurer, none of whom need be a member of the board. The board of directors may elect or appoint one or more vice presidents and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors. In addition to the powers and duties prescribed by these by-laws, the officers and assistant officers shall have such authority and shall perform such duties as from time to time shall be prescribed by the board. The board may add to the title of any officer or assistant officers a word or words descriptive of his powers or the general character of his duties. Any two or more offices may be held by the same person. The officers of the corporation shall hold office until their successors are chosen and have qualified, unless they are sooner removed from office. Any officer may be removed at any time by the board of directors, with or without cause. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                  Section 6-02. SALARIES. The salaries of all officers of the corporation shall be fixed by the board of directors.

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                  Section 6-03. CHAIRMAN;  POWERS AND DUTIES. The chairman shall be the chief executive officer of the corporation, shall preside at all meetings of the shareholders and the board of directors, and shall have general charge and supervision over, and responsibility for the corporation.

                  Section 6-04. PRESIDENT; POWERS AND DUTIES. The president shall have the general powers and duties of management usually vested in the office of president of a corporation, except as such duties are designated to be performed by the chairman.

                  Section 6-05. EXECUTIVE VICE-PRESIDENT; POWERS AND DUTIES. The executive vice-president shall, in the absence or disability of the chairman and president, perform the duties and exercise the powers of the chairman and president, shall have the general powers and duties of management usually vested in the office of the executive vice-president of a corporation and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                  Section 6-06. THE VICE-PRESIDENTS. The vice-president, or if there shall be more than one, the vice-presidents shall perform such duties and have such powers as the board of directors may from time to time prescribe.

                  Section 6-07. TREASURER; POWERS AND DUTIES. The treasurer shall have the custody of the corporate funds and securities and shall keep or cause to be kept regular books of account for the corporation. The treasurer shall perform such other duties and possess such other powers as are incident to his office, or as shall be assigned to him by the board.

                  Section 6-08. SECRETARY AND ASSISTANT SECRETARIES; POWERS AND DUTIES. The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature

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of such assistant  secretary.  The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature. Any assistant secretary shall, in the absence or disability of the secretary, or upon delegation by the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

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                                   ARTICLE VII

                             SHARES OF CAPITAL STOCK

                  Section 7-01. CERTIFICATES FOR SHARES. The shares of the corporation shall be represented by certificates signed by the, president or vice-president and by the treasurer or the secretary or an assistant secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.

When the corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to f ix and determine the relative rights and preferences of subsequent series.

                  Section 7-02. LOST CERTIFICATES. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

                  Section 7-03. REGISTERED SHAREHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of New Jersey.

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                  Section  7-04.  List OF  SHAREHOLDERS.  The  officer  or agent having charge of the transfer books for shares shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting, or adjournment thereof, arranged in alphabetical order within each class, series, or group of shareholders maintained by the corporation for convenience of reference, with the address of, and the number of shares held by each shareholder, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. Such list shall be prima facie evidence as to who are the shareholders entitled to examine such list or to vote at any meeting of the shareholders.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  Section 8-01. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                  Section 8-02. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                  Section 8-03. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the fullest extent permitted by law as amended from time to time, indemnify any person who was or is a party OR is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, sole proprietorship, trust or other enterprise, against expenses, reasonable costs, disbursements and counsel fees and amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties in connection with any such action, suit or proceeding.

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                                   ARTICLE IX

                                   AMENDMENTS

                  Section 9-01. PROCEDURE FOR AMENDMENT. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board, but by-laws made by the board may be altered or repealed and new by-laws made by the shareholders. The shareholders may prescribe that any by-law made by them shall not be altered or repealed by the board.

                  Section 9-02. FORCE AND EFFECT. These by-laws are subject to the New Jersey Business Corporation Act, the corporation's Certificate of Incorporation, and the Casino Control Act as such may be amended from time to time. To the extent of any inconsistency between these by-laws and the New Jersey Business Corporation Act or the Casino Control Act, the provisions of such Acts shall govern.

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